UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

On September 19, 2017, Pro-Dex, Inc. (the “Company”) entered into a Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease – Net (the “Second Amendment”) with Irvine Business Properties, a California general partnership (“Lessor”). The Second Amendment amends that certain Standard Industrial Commercial Multi-Tenant Lease – Net (the “Lease”) between the Company and Lessor dated August 17, 2007, as amended by the First Amendment to Lease dated July 1, 2013 (the “First Amendment”).  The Lease covers approximately 28,180 square feet of office and industrial space located at 2361 McGaw Avenue, Irvine, California that comprises the Company’s executive offices and Irvine, California manufacturing facility.

The Second Amendment extends the term of the Lease to September 30, 2027 and provides for an initial $2,958 reduction in the monthly base rent (as compared to the monthly base rent that is currently payable under the terms of the First Amendment) beginning on October 1, 2017, with 3% annual increases thereafter. As result, the base rent is $36,493.10 per month from October 1, 2017 through September 30, 2018, and increases by 3%, or $1,094.79, on October 1, 2018 and an additional 3% per month on each October 1 thereafter during the term.

Except as expressly set forth in the Second Amendment, the remaining terms of the Lease remain unchanged. A complete copy of the Lease is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 23, 2007 and is incorporated herein by reference. A complete copy of the First Amendment is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 17, 2013 and is incorporated herein by reference. A complete copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Any summary or description contained herein of either the Lease, the First Amendment or the Second Amendment is qualified in its entirety by reference to the complete text of the Lease as amended by the First Amendment and Second Amendment.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease – Net by and between Irvine Business Properties and Pro-Dex, Inc., dated September 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2017	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease – Net by and between Irvine Business Properties and Pro-Dex, Inc., dated September 19, 2017.